Exhibit 99.1

Permex Petroleum Corporation Announces Strategic Relationship with 360 Energy to Collaborate on In-Field Computing Infrastructure to Develop Hydrocarbons and Cryptocurrency

Parties looking to collaborate to bring modular bitcoin mining to Permex’s oil & gas operations, potentially transforming the economics of natural gas monetization

VANCOUVER, BC – August 19th, 2025 - Permex Petroleum Corporation (CSE: OIL) (FSE: 75P) (“Permex” or the “Company”), a publicly traded oil and gas exploration and production company with assets in the Permian Basin, is pleased to announce it has entered into a non-binding Letter of Intent (“LOI”) with Texas-based 360 Energy, Inc. (“360 Energy”). 360 Energy is a next-generation oilfield services provider, specializing in the delivery and operations of turnkey, mobile gas offtake solutions that capture and monetize natural gas at the source.

Pursuant to the terms of the LOI, Permex will work with 360 Energy to identify possible sites for the potential deployment of 360 Energy’s In-Field Computing (“IFC”) technology, an off-grid bitcoin mining operation powered solely by natural gas and requires no existing gas, electric, or network infrastructure. The IFC system is designed to convert produced natural gas directly into electricity to power 360 Energy’s on-site data centers, which management believes has the potential to enable Permex to realize higher returns from natural gas volumes that would otherwise be flared, stranded, or sold at likely lower prices.

“We believe that a potential partnership with 360 Energy would allow Permex to move beyond traditional monetization models and embrace transformative technology that could enhance both asset value by capturing higher realizations on natural gas, as well as environmental performance by lowering methane emissions,” said Bradley Taillon, Chief Executive Officer of Permex “We believe 360 Energy’s expertise in deploying scalable, pad-based computing systems could allow Permex to extract additional value from the Company’s current and future gas production while positioning Permex at the forefront of innovation in the energy sector.” continued Mr. Taillon. “This potential collaboration reflects a broader strategy by Permex to integrate disruptive technologies into the Company’s core operations, and to rethink how oil and gas assets are valued, developed, and monetized in a rapidly changing energy landscape.” continued Mr. Taillon

Permex intends to incorporate IFC technology into its asset evaluation process and capital allocation strategy moving forward and the parties are working towards entering a binding definitive agreement that is expected to be based on the terms outlined in the LOI. “We believe IFC technology has the potential to transform how hydrocarbons are valued, and Permex plans to be at the forefront of that transformation leading the way for how hydrocarbons and digital assets can be co-developed” said Mr. Taillon. “We currently estimate that the deployment of IFC units could capture natural gas realizations upwards of $10 per Mcf, while eliminating stranded and flared gas through localized utilization and potentially unlocking development of our fringe basins that currently have limited midstream access” concluded Mr. Taillon.

The LOI is non-binding to either Permex or 360 Energy and there can be no assurances that Permex will enter into a definitive binding agreement with 360 Energy in any particular time period, or at all, or on terms similar to those set forth in the LOI.

About Permex Petroleum Corporation

Permex Petroleum Corporation (CSE: OIL) (FSE: 75P) is a uniquely positioned junior oil & gas company with assets and operations across the Permian Basin. The Company focuses on combining its low-cost development of Held by Production assets for sustainable growth with identifying Blue-Sky projects for scale growth. The Company, through its wholly owned subsidiary, Permex Petroleum U.S. Corporation, is a licensed operator in both Texas and New Mexico, and owns and operates on private, state and federal land. For more information, please visit www.permexpetroleum.com.

About 360 Energy

360 Energy, Inc. provides next-generation solutions for natural gas offtake and monetization in the oil and gas industry. Its proprietary In-Field Computing (IFC) platform captures stranded, flared or uneconomic natural gas and converts it into reliable power for energy-dense computing, directly at the source.. Deployable anywhere, IFC helps oil and gas operators capture stranded gas, maximize oil production, and monetize molecules that would otherwise be wasted. 360 Energy is at the forefront of integrating advanced computing with traditional energy production - on a mission to help operators earn more and flare less.

Contact Information

Permex Petroleum Corporation

Brad Taillon

President & Chief Executive Officer

(713) 730-7797

Renmark Financial Communications USA Inc.

Henri Perron, CPIR:

hperron@renmarkfinancial.com

Tel.: (416) 644-2020 or (212)-812-7680

www.renmarkfinancial.com

Neither the Canadian Securities Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

This press release contains “forward-looking information” and “forward-looking statements” within the meaning of applicable securities legislation (collectively, “forward-looking statements”). The forward-looking statements herein are made as of the date of this press release only, and the Company does not assume any obligation to update or revise them to reflect new information, estimates or opinions, future events or results or otherwise, except as required by applicable law. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budgets”, “scheduled”, “estimates”, “forecasts”, “predicts”, “projects”, “intends”, “targets”, “aims”, “anticipates” or “believes” or variations (including negative variations) of such words and phrases or may be identified by statements to the effect that certain actions “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. These forward-looking statements include, among other things, statements relating to: the Company’s operating plans; whether the Company will enter into a binding definitive agreement with 360 Energy; the benefits of the potential collaboration with 360 Energy to Permex’s operations; the continued relationship with 360 Energy; whether the collaboration with 360 Energy will result in Permex’s assets capturing higher realizations on natural gas and lowering emissions.

Such forward-looking statements are based on a number of assumptions of management, including, without limitation; that the anticipated impacts of the LOI and the collaboration with 360 Energy on the Company’s business shall be realized; and that Permex and 360 Energy will enter a binding definitive agreement that is based on the terms outlined in the LOI;

Additionally, forward-looking statements involve a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking statements. Such risks include, without limitation: that the Company’s operating plans will significantly change; that the anticipated impacts of the LOI and the collaboration with 360 Energy on the Company’s business shall not be realized; and that Permex and 360 Energy will enter a binding definitive agreement that is based on the terms outlined in the LOI.

The forward-looking statements contained in this press release represent management’s best judgment based on information currently available. No forward-looking statement can be guaranteed and actual future results may vary materially. Accordingly, readers are advised not to place undue reliance on forward-looking statements. Neither the Company nor any of its representatives make any representation or warranty, express or implied, as to the accuracy, sufficiency or completeness of the information in this press release. Neither the Company nor any of its representatives shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this press release by you or any of your representatives or for omissions from the information in this press release.

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